                                                                    Exhibit 99.3

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS



The following Unaudited Pro Forma Combined Financial Statements give effect to the acquisition of Covell Gardens ("Covell") and the sale leaseback transaction described in Note 1. The Unaudited Pro Forma Combined Financial Statements are based on the assumptions and adjustments described in the accompanying notes and should be read in conjunction therewith and in conjunction with the historical financial statements of ARV Assisted Living, Inc. and subsidiaries ("ARVAL" or the "Company") and the notes thereto included in the Company's report on Form 10-Q as of and for the nine month period ended December 31, 1996 and the Company's consolidated financial statements as of and for the year ended March 31, 1996. The Unaudited Pro Forma Combined Financial Statements do not purport to present the financial position or the results of operations of ARVAL had the transactions assumed therein occurred on the dates indicated, nor are they necessarily indicative of the results of operations which may be achieved in the future.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               December 31, 1996


                                                                COVELL
                                                                GARDENS
                                                HISTORICAL    ACQUISITION    SALE/LEASEBACK        PRO FORMA        PRO FORMA
                                                   ARVAL      HISTORICAL(2) TRANSACTION(1)(5)   ADJUSTMENTS(6)     COMBINED
                                               ------------   ------------- -----------------   ------------      -----------
ASSETS
Cash                                           $  8,386,000    $    53,000  $ 23,178,000(a)    $(11,900,000)(a)    $19,717,000
Fees receivable from affiliates                   4,167,000        393,000                                -          4,560,000
Investments in real estate                       48,134,000              -                                -         48,134,000
Other assets                                      6,684,000         37,000                                -          6,721,000
                                               ------------    -----------  ------------       ------------        -----------
      Total current assets                       67,371,000        483,000    23,178,000        (11,900,000)        79,132,000

Restricted cash                                     314,000              -                                -            314,000
Property, furniture and equipment, net           87,634,000     10,081,000   (28,982,000)(b)        836,000 (b)     70,069,000
                                                                                                    500,000 (b)
Other non-current assets                          8,129,000        500,000     1,283,000 (c)       (500,000)(c)      9,412,000
                                               ------------    -----------  ------------       ------------        -----------
      Total non-current assets                   96,077,000     10,581,000   (27,699,000)           836,000         79,795,000
                                               ------------    -----------  ------------       ------------        -----------

      Total assets                             $163,448,000    $11,064,000   $(4,521,000)      $(11,064,000)      $158,927,000
                                               ============    ===========   ===========       ============       ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable and accrued liabilities       $  8,710,000    $   242,000   $  (290,000)(d)   $   (242,000)(d)   $  8,420,000
Notes payable, current portion                    1,796,000              -                             -             1,796,000
Notes payable and other amounts due to
  affiliates                                        150,000              -                             -               150,000
                                               ------------    -----------  ------------       ------------        -----------
      Total current liabilities                  10,656,000        242,000      (290,000)          (242,000)        10,366,000

Deferred revenue                                  1,114,000              -                             -             1,114,000
Notes payable, less current portion              89,324,000     10,205,000    (4,231,000)(d)    (10,205,000)(d)     85,093,000
                                               ------------    -----------  ------------       ------------        -----------
      Total non-current liabilities              90,438,000     10,205,000    (4,231,000)       (10,205,000)        86,207,000

      Total liabilities                         101,094,000     10,447,000    (4,521,000)       (10,447,000)        96,573,000

Minority interest                                 8,405,000              -             -               -             8,405,000

Shareholders' equity:
      Common stock                               60,682,000              -             -                            60,682,000
      Accumulated equity (deficit)               (6,733,000)       617,000             -           (617,000)(b)     (6,733,000)
                                               ------------    -----------  ------------       ------------        -----------
      Total shareholders' equity                 53,949,000        617,000             -           (617,000)        53,949,000
                                               ------------    -----------  ------------       ------------        -----------

      Total liabilities and
        shareholders' equity                   $163,448,000    $11,064,000  $ (4,521,000)      $(11,064,000)      $158,927,000
                                               ============    ===========  ============       ============       ============


  See accompanying notes to unaudited pro forma combined financial statements.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                           Year Ended March 31, 1996

                                                        COVELL GARDENS
                                          HISTORICAL      ACQUISITION     SALE/LEASEBACK      PRO FORMA           PRO FORMA
                                            ARVAL        HISTORICAL(2)    TRANSACTION(5)    ADJUSTMENTS(6)       COMBINED
                                         ------------   --------------    --------------    --------------      ------------
REVENUES:
     Assisted living facility
      revenues                           $ 25,479,000     $ 2,441,000       $ 6,455,000 (e)  $           -       $34,375,000
     Management fees                        2,822,000               -                 -                            2,822,000
     Development fees                       1,500,000               -                 -                  -         1,500,000
     Interest income                        1,070,000               -         1,159,000 (f)       (570,000)(e)     1,659,000
     Other income                           2,192,000          83,000                 -                  -         2,275,000
                                         ------------     -----------       -----------       ------------       -----------
Total revenue                              33,063,000       2,524,000         7,614,000           (570,000)       42,631,000

EXPENSES
     Assisted living facility
         operating expenses                16,395,000       1,461,000         4,438,000 (g)              -        22,294,000
     Assisted living facility
         lease expenses                     6,644,000               -         2,974,000 (h)              -         9,618,000
     General and administrative             7,644,000               -                 -                  -         7,644,000
     Depreciation and amortization          1,031,000               -           873,000 (i)        331,000(f)      1,305,000
                                                                               (930,000)(j)
     Discontinued project costs
        and accounts receivable
        written-off                           395,000               -                 -                  -           395,000
     Interest                               1,544,000               -          (110,000)(k)              -         1,434,000
                                         ------------     -----------       -----------       ------------        ----------
Total expenses                             33,653,000       1,461,000         7,245,000            331,000        42,690,000
                                         ------------     -----------       -----------       ------------        ----------
Income before minority interest
     and income tax expense                  (590,000)      1,063,000           369,000           (901,000)          (59,000)
Income tax expense (benefit)                  375,000         361,000           125,000(l)        (307,000(g)        554,000
                                         ------------     -----------       -----------       ------------        ----------
Net income (loss)                            (965,000)        702,000           244,000           (594,000)         (613,000)
                                         ============     ===========       ===========       ============        ==========
Preferred dividends declared             $    351,000                                                             $  351,000
                                         ------------                                                             ----------
Net loss available for common shares     $ (1,316,000)                                                            $ (964,000)
                                         ============                                                             ==========
Net loss per common share                $      (0.21)                                                            $    (0.15)
                                         ============                                                             ==========
Weighted average common shares
    outstanding                             6,246,000                                                              6,246,000
                                         ============                                                             ==========


See accompanying notes to unaudited pro forma combined financial statements.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      Nine Months Ended December 31, 1996

                                                        COVELL GARDENS
                                         HISTORICAL       ACQUISITION     SALE/LEASEBACK        PRO FORMA        PRO FORMA
                                           ARVAL         HISTORICAL(2)   TRANSACTION(1)(5)     ADJUSTMENTS(6)       ARVAL
                                         ---------      --------------   -----------------     --------------     ---------
REVENUE:
  Assisted living facility revenues     $50,830,000       $2,031,000       $2,060,000(e)       $       -        $54,921,000
     Services                             5,323,000                -                                              5,323,000
     Interest Income                      1,647,000                -          869,000(f)        (446,000)(e)      2,070,000
     Other income                           462,000           48,000                -                  -            510,000
                                        -----------       ----------       ----------          ----------        ----------
Total revenue                            58,262,000        2,079,000        2,929,000           (446,000)        62,824,000

EXPENSES
  Assisted living facility
    operating expenses                   32,429,000        1,259,000        1,357,000 (g)              -         35,045,000
  Assisted living facility
    lease expenses                        8,736,000                -        2,230,000 (h)              -         10,966,000
  General and administrative              4,932,000                -                -                  -          4,932,000
  Depreciation and amortization           2,935,000                           484,000 (i)        248,000(f)       2,749,000
                                                                             (918,000)(j)
  Interest                                4,149,000                -          (58,000)(k)              -          4,091,000
  Other                                   2,694,000                                 -                  -          2,694,000
                                        -----------       ----------       ----------          ---------        -----------
Total expenses                           55,875,000        1,259,000        3,095,000            248,000         60,477,000
                                        -----------       ----------       ----------          ---------        -----------
Income (loss) before income tax
  expense (benefit), minority
  interest and extraordinary item         2,387,000          820,000         (166,000)          (694,000)         2,347,000
Income tax expense (benefit)                893,000          307,000          (62,000)(l)       (260,000)(g)        878,000
                                        -----------       ----------       ----------          ---------        -----------
Income (loss) before minority
  interest and extraordinary item         1,494,000          513,000         (104,000)          (434,000)         1,469,000
Minority interest in earnings of
  majority owned partnerships               241,000                -                -                  -            241,000
                                        -----------       ----------       ----------          ---------        -----------
Income (loss) before
  extraordinary item                      1,253,000          513,000         (104,000)          (434,000)         1,228,000
Extraordinary item, loss
  from early extinguishment of
  debt, net of income tax
  benefit of $231                           386,000                -                -                  -            386,000
                                        -----------       ----------       ----------          ---------        -----------
Net income                              $   867,000       $  513,000       $ (104,000)         $(434,000)       $   842,000
                                        ===========       ==========       ==========          =========        ===========
Net income available for
  common shares                         $   867,000                                                             $   842,000
                                        ===========                                                             ===========

Earnings (loss) per common share:
  Income (loss) before
    extraordinary item                  $     0.13                                                              $      0.13
  Extraordinary item, early
    extinguishment of debt                   (0.04)                                                                   (0.04)
                                        ----------                                                              -----------
  Net income per common share           $     0.09                                                              $      0.09
                                        ==========                                                              ===========
Weighted average common shares
  outstanding                            9,366,000                                                                9,366,000
                                        ==========                                                              ===========



  See accompanying notes to unaudited pro forma combined financial statements.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


(1) On February 28, 1997, the Company completed a sale/leaseback transaction in which four assisted living/retirement facilities containing 505 units were sold for $29 million. One of these facilities was purchased in November 1995, and three were purchased in fiscal 1997. The Company concurrently entered into a long-term operating lease for these facilities.

(2) On March 14, 1997, the Company acquired Covell Gardens ("Covell"), a 157 unit assisted living facility located in the city of Davis, Yolo County, California. The purchase price of $11.9 million was paid for with cash on hand.

(3) The Unaudited Pro Forma Combined Balance Sheet at December 31, 1996 presents the historical balance sheet of the Company and Covell Gardens as of December 31, 1996, and the pro forma balance sheet of the Company as if the transaction described in note (1) above and the acquisition described in note (2) above had been completed as of December 31, 1996.

(4) The Unaudited Pro Forma Combined Statements of Operations for the year ended March 31, 1996 and the nine months ended December 31, 1996 present the historical operations of the Company and Covell Gardens, and the pro forma operations of the Company as if the transaction described in note (1) above and the acquisition described in note
         (2) above had occurred at the beginning of each period.

(5) Pro forma adjustments for the transaction described in note (1) above are as follows:

         a)       To reflect cash received from the sale of the facilities
         b)       To reflect the sale of the facilities
         c)       To record the lease and related deposits
         d) To eliminate the payable and the loan related to the facilities
         e)       To reflect revenue generated from the facilities
         f) To reflect the increase in interest income due to cash received from the sale mentioned in note (1) above, based upon the rate of 5% earned on cash equivalents
         g)       To reflect operating expenses related to the facilities
         h)       To record lease expense
         i) To reflect the depreciation expense related to the facilities as if they were acquired at the beginning of the period
         j) To reflect the decrease in depreciation expense associated with the sale of the facilities
         k) To reflect the decrease in interest expense related to the loan repaid
         l)       To reflect the pro forma change in income tax expense
                  (benefit)

(6) Pro forma adjustments for the acquisition described in note (2) above are as follows:

         a) To reflect the use of cash subsequent to December 31, 1996 for the purchase of Covell Gardens
         b) To reflect the allocation of purchase price to property and elimination of equity
         c)       To reflect the write-off of loan costs and preopening costs
         d)       To eliminate debt as no debt was assumed
         e) To reflect the decrease in interest income due to cash used to fund the acquisition mentioned in note (2) above, based upon the rate of 5% earned on cash equivalents
         f) To reflect the new depreciation expense associated with the acquisition
         g)       To reflect the pro forma change in income tax expense
                  (benefit)